UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2026

Acurx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40536	82-3733567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Liberty Avenue, Staten Island, NY 10305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 533-1469

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2026, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Acurx Pharmaceuticals, Inc. (the “Company”) approved, and the executive officers listed below voluntarily agreed to, reductions to their base salaries (the “Salary Reductions”) as part of broader leadership compensation alignment measures. The Compensation Committee also approved a 10% reduction to the cash components of the Company’s non-employee director compensation program, including annual cash retainers for Board service and additional cash retainers for the Chair of the Board and for committee chairs and members (the “Director Cash Reductions”).

Under the Salary Reductions, effective as of April 1, 2026, the base salaries of the following executives will be:

Executive	Title	Annual Base Salary After 10% Reduction
David P. Luci	President and Chief Executive Officer	$495,000
Robert J. DeLuccia	Executive Chairman	$495,000
Robert G. Shawah	Chief Financial Officer	$360,000

The Salary Reductions are being implemented on a fully voluntary basis at the request of the executives and were approved by the Compensation Committee following its review of market conditions and the Company’s operating plan. The Salary Reductions do not modify the terms of any executive’s employment agreement other than with respect to base salary. Unless otherwise determined by the Compensation Committee, (i) target bonus opportunities under the Company’s annual incentive plan will continue to be expressed as a percentage of base salary as in effect from time to time and (ii) long-term equity incentive awards will not be impacted by the Salary Reductions. The Salary Reductions will not constitute “good reason” or a similar constructive termination event under any applicable employment agreement or compensatory plan.

The Director Cash Reductions will become effective as of April 1, 2026. The Company’s non-employee director compensation program is described under Executive Officer and Director Compensation— Director Compensation in the Company’s 2025 10-K filed with the Securities and Exchange Commission on March 17, 2025, which description is incorporated herein by reference. The Director Cash Reductions apply to the cash retainers described in that section, including the annual cash retainer for Board service and the additional cash retainers for the Chair of the Board and for committee chairs and committee members. Except as described herein, the equity components of the non-employee director compensation program remain unchanged.

Item 8.01 Other Events.

On March 9, 2026, the Company announced a new clinical development initiative to expand the ibezapolstat program into recurrent C. difficile infection (rCDI). The initiative includes an open-label pilot trial in multiply-recurrent CDI that will enroll up to 20 patients who have experienced at least two recurrences within the past 12 months. Trial start-up activities are scheduled to begin later this month, and first-patient enrollment is expected in the fourth quarter of this year. The Company intends to use data from this 20-patient study to inform the design of a planned active-controlled Phase 3 registration trial in rCDI. Following a successful pivotal Phase 3 study, the Company plans to seek the United States Food and Drug Administration’s approval under the Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD) for treatment and prevention of rCDI.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding: the expected duration of, and the Company's plans and expectations with respect to, the Salary Reductions and the Director Cash Reductions; the Company's planned clinical development initiative to expand the ibezapolstat program into rCDI, including the design, timing, and enrollment of the open-label pilot trial and the planned Phase 3 registration trial; anticipated trial start-up activities and expected first-patient enrollment timelines; and the Company's intention to seek approval from the United States Food and Drug Administration under the Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD) for treatment and prevention of rCDI. These forward-looking statements are based on the Company's current expectations, estimates, and projections about future events and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Important factors that could cause actual results to differ materially include, without limitation, risks related to the Company's ability to achieve the anticipated benefits of the Salary Reductions and Director Cash Reductions, the Company's ability to initiate and complete clinical trials on expected timelines, the uncertainty of clinical trial results, the Company's ability to obtain regulatory approvals, competition, general economic and market conditions, and the other risk factors described in the Company's filings with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and subsequent filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Acurx Pharmaceuticals, Inc.
Date: March 9, 2026
	By:	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Executive Officer